UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 2, 2006
APARTMENT INVESTMENT AND
MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)                    (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
Third Quarter 2006 Earnings

ITEM 2.02.    Results of Operations and Financial Condition.
      The press release of Apartment Investment and Management Company (“Aimco”), dated November 2, 2006, attached hereto as Exhibit 99.1 is furnished herewith. Aimco will hold its third quarter 2006 earnings conference call on November 2, 2006, at 1 p.m. eastern time. You may join the conference call through an Internet audiocast via Aimco’s website at www.aimco.com/CorporateInformation/About/Financial/3Q2006 by clicking on the webcast link. Alternatively, you may join the conference call by telephone by dialing 866-713-8562, passcode 26318270, or 617-597-5310 for international callers). If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.
      If you are unable to join the live conference call, you may access the replay for 30 days on Aimco’s website or by dialing 888-286-8010 (617-801-6888 for international callers) and using passcode 42128966. Please note that the full text of the press release and supplemental schedules are available through Aimco’s website at www.aimco.com/CorporateInformation/About/Financial/3Q2006. The information contained on Aimco’s website is not incorporated by reference herein.
ITEM 9.01.    Financial Statements and Exhibits.
                       The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Third Quarter 2006 Earnings Release dated November 2, 2006

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
      Dated: November 2, 2006

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Third Quarter 2006 Earnings Release dated November 2, 2006